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                                                              EXHIBIT 10(n)(ii)



                             AMENDMENT NUMBER ONE TO
                           LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "FIRST AMENDMENT") is entered into as of December 9, 1999, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and FITZGERALDS GAMING CORPORATION, a Nevada corporation ("Borrower"), with its chief executive office located at 301 Fremont Street, Las Vegas, Nevada, 89101 and constitutes an amendment to that certain Loan and Security Agreement, dated as of October 29, 1998 (as amended, restated, supplemented, or otherwise modified from time to time, the "LOAN AGREEMENT"), by and among Foothill and Borrower (hereinafter, collectively, the "PARTIES"). Capitalized terns used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.


                                   WITNESSETH

     WHEREAS, the Parties desire to amend the Loan Agreement, in accordance with the amendment provisions of Section 15.6 thereof, as set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Loan Agreement, effective immediately, as follows:

A. AMENDMENTS TO LOAN AGREEMENT.

        1. Section 1.1 of the Loan Agreement hereby is amended by inserting each of the following definitions in their entirety:

                "Chilled Water Service Agreement" means that certain Chilled Water Service Agreement dated as of December 10, 1999, by and between FLVI and E.three.

                "E-three" means e.three Custom Energy Solutions, LLC, a Nevada limited liability company.

                "First Amendment" means that certain Amendment Number One to Loan and Security Agreement dated as of December 9, 1999, by and among, Foothill and Borrower.

        2. Section 1.1 of the Loan Agreement hereby is amended by amending and restating in its entirety, the following definition:

                "Loan Documents" means this Agreement, the First Amendment, the Letters of Credit, the Mortgages, the Environmental Indemnity, the Guaranty, the Guarantor Security Agreement, the Guarantor Stock Pledge Agreement, the Stock Pledge Agreement, the Copyright Security Agreement, the Trademark Security Agreement, the Tunica Ship Mortgage, the


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Intercreditor Agreement, the Obligor Subordination Agreement, any note or notes executed by any Obligor and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement.

        3. Section 2.1(b) of the Loan Agreement hereby is amended and restated in its entirety as follows:

                (b) Anything to the contrary in Section 2.1(a) above notwithstanding, Foothill may, in its reasonable (from the perspective of a secured lender) credit judgment, create and maintain reserves against the Maximum Revolving Amount if any Obligor fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased or licensed properties or assets, rents, license payments, or other amounts under such leases or licenses, or otherwise) due to third Persons (including, without limitation, any and all monies due by FLVI to E.Three or any other Person under the Chilled Water Service Agreement) or if Foothill determines that there has occurred a Material Adverse Change.

        4. Section 6.2 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                6.2 REPORTING. Provide Foothill with the following documents at the following times in form satisfactory to Foothill: (a) copies of each report in respect of any Obligor's business issued by a Gaming Authority or made by an Obligor to a Gaming Authority within 15 days of their respective issuance or filing date; (b) copies of all operating and capital budgets, and all other budgets, summaries of sources and uses of funds, projections, and financial information prepared by or on behalf of any Obligor (including in respect of any Casino or Facility) promptly upon the preparation and delivery to or by the chief financial officer of any Obligor; and (c) written evidence, in form and substance satisfactory to Foothill in its sole and absolute discretion, that FLVI shall have paid any and all amounts owed by FLVI to E.three or any other Person under the Chilled Water Service Agreement within 5 Business Days after any such payment is due.

        5. Section 6.6 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                6.6 CHILLED WATER. Borrower shall cause FLVI to pay, as and when such payments are due, all amounts owed to E.three or any other Person under the Chilled Water Services Agreement.

B. CONDITIONS PRECEDENT TO FIRST AMENDMENT.

                The satisfaction of each of the following, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this First Amendment and each and every provision hereof:

        1. Borrower shall have executed and delivered to Foothill the First Amendment.



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        2. Each of the Guarantors shall have executed and delivered to Foothill a Reaffirmation and Consent, in the form attached hereto as Exhibit A.

        3. The representations and warranties in this First Amendment, the Loan Agreement as amended by this First Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

        4. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Borrower or Foothill.

        5. After giving effect hereto, other than as previously disclosed to Foothill in writing, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

        6. All other documents and legal matters in connection with the transactions contemplated by this First Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

C. ACKNOWLEDGEMENT OF BORROWER.

                Borrower acknowledges and agrees that any and all costs, expenses and fees (including without limitation, attorneys fees) incurred by Foothill in connection with this First Amendment shall constitute Foothill Expenses.

D. REPRESENTATIONS AND WARRANTIES.

                Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this First Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this First Amendment, constitutes Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

E. FURTHER ASSURANCES.

                Borrower agrees to execute and deliver all financing statements, agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this First Amendment.



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F. EFFECT ON LOAN DOCUMENTS.

                The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and each hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this First Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof. This First Amendment shall be deemed a part of and hereby is incorporated into the Loan Agreement.

G. MISCELLANEOUS.

        1. This First Amendment shall be governed by and construed in accordance with the laws of the State of California without giving effect to its conflicts-of-laws principles (other than any provisions thereof validating the choice of the laws of the State of California as the governing law).

        2. This First Amendment, and the terms and provisions hereof, constitute the entire agreement among the Parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly amended hereby, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this First Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this First Amendment shall control. This First Amendment shall be deemed part of and is hereby incorporated into the Loan Agreement.

        3. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this First Amendment by signing any such counterpart. Delivery of an executed counterpart of this First Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this First Amendment. Any party delivering an executed counterpart of this First Amendment by telefacsimile also shall deliver an original executed counterpart of this First Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this First Amendment.

        4. This First Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the Parties and reduced to writing in its entirety and signed and delivered by each Party.

        5. Upon the effectiveness of this First Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this First Amendment.



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        6. Upon the effectiveness of this First Amendment, each reference in the
Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this First Amendment.


                 [Remainder of page left intentionally blank.]



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        IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed and delivered as of the date first written above.



                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation



                                        By  /s/ THERESA W. BOLICK
                                          --------------------------------------

                                        Title: Vice President/Account Executive



                                        FITZGERALDS GAMING CORPORATION,
                                        a Nevada corporation



                                        By  /s/ Michael E. McPherson
                                          --------------------------------------

                                        Name:  Michael E. McPherson

                                        Title: Executive Vice President
                                               and Chief Financial Officer



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                                   EXHIBIT A

                           REAFFIRMATION AND CONSENT


                All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number One Loan and Security Agreement, dated as of December 9, 1999 (the "FIRST AMENDMENT"). The undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate or organizational powers, have been duly authorized by all necessary corporate or other organizational action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the First Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under the Guaranty and each of the other Loan Documents to which it is party; and (d) agrees that its Guaranty and the other Loan Documents to which it is a party are and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Agent has no obligation to inform the undersigned of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.


                  [remainder of page intentionally left blank]



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                IN WITNESS WHEREOF, the undersigned has executed and delivered this Reaffirmation and Consent as of the date first written above.



                            FITZGERALDS SOUTH, INC., a Nevada corporation FITZGERALDS MISSISSIPPI, INC., a Mississippi corporation
                            FITZGERALDS LAS VEGAS, INC., a Nevada
                            corporation
                            FITZGERALDS FREMONT EXPERIENCE
                            CORPORATION, a Nevada corporation
                            FITZGERALDS RENO, INC., a Nevada corporation
                            FITZGERALDS INCORPORATED, a Nevada
                            corporation
                            FITZGERALDS BLACK HAWK, INC., a Nevada
                            corporation
                            FITZGERALDS BLACK HAWK II, INC., a Colorado corporation
                            101 MAIN STREET LIMITED LIABILITY
                            COMPANY, a Colorado limited liability company



                            By: /s/  MICHAEL E. MCPHERSON
                                -----------------------------------------
                            Name:  Michael E. McPherson
                            Title: Executive Vice President, Chief Financial
                                   Officer, Treasurer, and Secretary of each of
                                   the above-listed companies



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